                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 NITCHES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  NITCHES, INC.

                              10280 Camino Santa Fe
                           San Diego, California 92121
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 18, 1996


         Notice is hereby given that the annual meeting of the Shareholders of Nitches, Inc. (the "Company") will be held at the Company's offices at 10280 Camino Santa Fe, San Diego, California 92121, at 4:30 p.m. on December 18, 1996 for the following purposes:

         1. To elect a board of five Directors.

         2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants for the fiscal year ended August 31, 1997.

         3. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

         November 15, 1996 is the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

         WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.


                                       By Order of the Board of Directors

                                       /s/ Steven P. Wyandt
                                       ---------------------------
November 20, 1996                      Steven P. Wyandt, President

                                  NITCHES, INC.
                              10280 Camino Santa Fe
                           San Diego, California 92121
                              --------------------

                                 PROXY STATEMENT
                              --------------------


         This proxy statement is solicited by and is forwarded in connection with solicitation of proxies by the Board of Directors of Nitches, Inc. for the annual meeting of shareholders to be held on Wednesday, December 18, 1996. Only shareholders of record at the close of business on November 15, 1996 are entitled to notice of, and to vote at, the meeting. Proxies and proxy statements were first given to shareholders on approximately November 16, 1996. The number of outstanding Common Shares entitled to be voted at the meeting is 1,210,296.

         The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. Approximately three employees of the Company may solicit proxies by telegraph, telephone and personal interviews.

         The Company's Annual Report on Form 10-K for the year ended August 31, 1996 is being sent, simultaneously herewith, to each shareholder of record. The Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material.

         The Company's management knows of no matter to be brought before the meeting other than those matters mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                            PROPOSALS OF SHAREHOLDERS

         For proposals of shareholders to be included at the 1997 annual meeting of shareholders, anticipated to be held in December 1997, such proposals must be received by the Company not later than July 19, 1997. The acceptance of such proposals is subject to Securities and Exchange Commission guidelines.

                                     VOTING

         Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote is not counted in the voting process under California law. The proxy process does not permit shareholders to cumulate votes. No shareholder can cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein.

In the event cumulative voting shall be utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares voted, to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder wishes. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Only shareholders of record at the close of business on November 15, 1996 are entitled to notice of, and to vote at, the meeting. Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

         The shares represented by proxies which are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors.

                  ELECTION OF THE DIRECTORS OF THE COMPANY AND
                 INFORMATION CONCERNING DIRECTORS AND EXECUTIVE
                             OFFICERS OF THE COMPANY

         The Directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been elected and shall have qualified. In the event any nominee is unable to or declines to serve as Director at the time of the annual meeting, the proxy will be voted for a substitute selected by the Board of Directors. Management has no reason to believe, at this time, that the persons named will be unable, or will decline, to serve if elected.

         During fiscal year 1996 the Board held 8 meetings. The Company has standing Audit and Compensation Committees. The Company does not have a Nominating Committee. The Audit Committee, which oversees the financial affairs of the Company and meets with the independent auditors, consists of Mr. Henderson and Mr. Price. The Audit Committee met two times during fiscal 1996. The Compensation Committee, which sets executive compensation and bonuses and authorizes the issuance of stock options, consists of Mr. Henderson and Mr. Hoese and met during fiscal 1996 on one occasion. During fiscal 1996, all directors attended at least 75% of the meetings of the Board and the Board Committee of which they were members.

         All directors who are not also employees of the Company receive $12,000 annually, plus $1,000 for attendance at each Board of Directors and Committee meeting and reimbursement of reasonable expenses. The $1,000 fee is not paid for attendance at a Committee meeting that is held on the same day the Board of Directors meets.

         Effective March 14, 1996, each member of the Board of Directors was granted 25,000 options to purchase shares of the Company's common stock under the Company's Executive Option Plan (with the exception of Mr. Waney who received options to purchase 17,000 shares) at an exercise price equal to the fair market value of the common stock at the date of grant. The options vest over two years, with the unvested portion of any option expiring upon a Director's termination. The option grant was designed to induce the Directors to remain on the Board and to provide them with an interest in the long-term growth of the Company.

         On August 24, 1996, management of the Company recommended, and the Board of Directors approved, a one-time cash bonus of $15,000 to be paid to each independent Director. The one-time bonus was paid in August 1996 to compensate independent Directors for added responsibilities and contributions undertaken by the independent Directors in researching, evaluating and analyzing opportunities and strategies in connection with the Company's successful restructuring throughout the fiscal year.

         Both the option grant under the Executive Option Plan and the cash bonus were non-recurring transactions. Neither the option grant nor the cash bonus were part of any compensation plan. There are currently no other arrangements for the compensation of Directors.

         Directors and executive officers are elected annually. The following table sets forth certain information with respect to the Directors, all of whom are also nominees, and executive officers of the Company.

         The Board recommends that the shareholders vote "FOR" all five nominees listed below.

DIRECTORS AND EXECUTIVE OFFICERS

                  NAME                 AGE                 POSITION
                  ----                 ---                 --------
             Arjun C. Waney            56                 Chairman of the Board of Directors
             Steven P. Wyandt          52                 Director, President, Chief Financial
                                                          Officer and Secretary
             Luther A. Henderson       76                 Director
             William L. Hoese          59                 Director
             Eugene B. Price II        54                 Director

             Mr. Waney has been a director of the Company since 1973. From 1973 until October 1987, when he was elected Chairman of the Company's Board of Directors, Mr. Waney was the President of the Company. From October, 1991 to November, 1993, Mr. Waney was also a director of Body Drama, Inc., which, at the time, was a publicly held majority-owned subsidiary of the Company.

             Mr. Wyandt was elected as a director in 1989. He has been President of the Company since 1987. Mr. Wyandt is also a director and Chairman of Body Drama, Inc., a wholly-owned subsidiary of the Company.

             Mr. Henderson has been a director of the Company since 1981. Since prior to 1980, he has been President of Pirvest, Inc., which is engaged in private investing. Since 1990, he has been Chairman of Medical Ventures, Inc., which owns and operates medical resonance imaging equipment centers. He is also a director of Ridgewood Properties, Inc., which owns and operates mobile home parks, and The Leather Factory which sells leather furniture.

             Mr. Hoese has been a director since 1995. Since November 1994, he has been Senior Vice President and General Counsel of American Tool Companies, Inc., a privately-held manufacturer of hand tools and power tool accessories. For 28 years prior to 1994, Mr. Hoese was a partner with Luce, Forward, Hamilton & Scripps LLP, counsel to the Company.

             Mr. Price has been a director of the Company since 1973. From 1973 until he retired in May 1987, Mr. Price was a Vice President of the Company with primary responsibilities in sales and administration. He is currently President of Trinidad Tees, an importer of cotton clothing.

                            COMPENSATION AND BENEFITS

             The compensation and benefits program of the Company is designed to attract, retain and motivate employees to operate and manage the Company for the best interests of its constituents.

             Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for the Company's goals and achievements. The compensation philosophy is based on a base salary, with opportunity for significant bonuses to reward outstanding performance, and a stock option program.

EXECUTIVE OFFICER COMPENSATION

             The following tables and notes show the compensation provided to the Chief Executive Officer and the other most highly compensated executive officers, who served as such at the end of fiscal 1996 and whose annual compensation exceeds $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                                                     ALL OTHER
                                          ANNUAL COMPENSATION                      LONG TERM COMPENSATION              COMP.
                                  ----------------------------------    ------------------------------------------  --------------
                                                                                    AWARDS                 PAYOUTS
                                                                        ------------------------------------------  --------------
                                                                                          SECURITIES
                                                             OTHER        RESTRICTED      UNDERLYING
                                                             ANNUAL          STOCK         OPTIONS/          LTIP
NAME/TITLE                        SALARY        BONUS       COMP.(2)        AWARDS           SARs          PAYOUTS
YEAR                               $(1)           $             $              $              #(3)            $
------------------------          ------       ------       -------        ---------        -------        -------
Arjun C. Waney
     Chairman
        1996                      143,333        --             --            --            17,000            --        --
        1995                      250,000        --             --            --                --            --        --
        1994                           --        --             --            --                --            --        --

Steven P. Wyandt
     Chief Executive Officer
     and President
        1996                      193,500        --             --            --            55,000            --        --
        1995                      168,173        --          1,500            --                --            --        --
        1994                      185,147        --          4,854            --                --            --        --

-----------

1 Includes the Company's allocation of profit sharing to the Retirement Savings Plan during the year.
2 Consists entirely of the Company's matching contributions to the Employee Stock Purchase Plan during the year.
3   Consists of options granted under the Company's Executive Option Plan.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                        POTENTIAL REALIZABLE VALUE AT
                                                                                            ASSUMED ANNUAL RATES OF
                                           INDIVIDUAL GRANTS                             STOCK PRICE APPRECIATION FOR
                                                                                                    OPTION TERM
----------------------------------------------------------------------------------------------------------------------
                                                 PERCENT OF
                                  NUMBER OF         TOTAL
                                  SECURITIES    OPTIONS/SARs
                                  UNDERLYING     GRANTED TO     EXERCISE OR
                                 OPTIONS/SARs   EMPLOYEES IN    BASE PRICE     EXPIRATION
            NAME                 GRANTED (#)     FISCAL YEAR      ($/SH)          DATE          5% ($)       10% ($)
----------------------------------------------------------------------------------------------------------------------
Arjun C. Waney                       15,000          10.2%         $4.25        3/13/99      $10,048.59    $21,101.25
                                      2,000           1.4           4.25        3/13/00        1,831.80      3,944.85

Steven P. Wyandt                     45,000          30.6           4.25        3/13/99       30,145.78     63,303.75
                                      5,000           3.4           4.25        3/13/00        4,579.50      9,862.13
                                      5,000           3.4           4.25        3/13/01        5,870.98     12,973.34

               AGGREGATED OPTION SAR/EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE


                                                                                                       VALUE OF UNEXERCISED
                                                                     NUMBER OF SECURITIES                 "IN THE MONEY"
                                                                    UNDERLYING UNEXERCISED            OPTIONS/SARs AT FISCAL
                                 SHARES                             OPTIONS/SARs AT FISCAL                 YEAR-END(1)
                               ACQUIRED           VALUE                   YEAR-END                             $
                              ON EXERCISE        REALIZED           ______________________            ______________________
Name                             #(2)              $(3)            EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
----                          -----------        --------          -------------------------         -------------------------
Arjun C. Waney                     --               --                   15,000/2,000                     $ 73,250/9,750

Steven P. Wyandt                   --               --                  71,335/10,000                    $288,504/48,750

----------------

1 All options granted at 100% of fair market value. Optionees may satisfy the exercise price by submitting currently owned shares, in-the-money options and/or cash.
2   Fair market value of underlying security at exercise minus exercise price.
3 Calculated based upon the August 31, 1996 fair market value share price of $9.125 less the share price to be paid upon exercise.


          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for the executive officers. None of the current Committee members are employees of the Company.

         Compensation Committee Interlocks and Insider Participation. The Committee currently consists of Luther A. Henderson and William L. Hoese. Mr. Henderson was Chairman of the Company from 1981 until 1987, but did not receive a salary for such service. Mr. Hoese has never been an officer or employee of the Company. Arjun C. Waney served on the Committee until August 24, 1996. Mr. Waney has been the Chairman of the Company since 1987. He also served as President of the Company from 1973 to 1987.

         Discussion. The Company's compensation structure is designed with the fundamental philosophy of providing executives with an interest in both the Company's short and long term profitability. The Company's executive officer compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance, and a component providing the opportunity to earn stock options based on overall Company performance or individual performance that focus executive officers on building shareholder value through meeting longer-term financial and strategic goals.

         The Committee establishes base salaries for executive officers at a modest level which it believes are sufficient to attract and retain such executives. In May, 1995, the Company entered into Employment Agreements with its key executive officers which provide for a formula bonus based exclusively upon achieving specified levels of pretax income. The Employment Agreements are discussed in more detail below. The Company's stock option awards are designed to compliment the annual incentive program, by providing an interest in long-term profitability. In past years, option grants have been most frequently awarded at the inception of employment as an inducement to attract key employees.

         During fiscal 1996, the Company completed a restructuring in which it eliminated some clothing lines and focused on lines in niche markets. In conjunction with that restructuring, the Company reduced both the dollar and unit volume of its business. The Company also reduced a number of management personnel. Mr. Wyandt took on added responsibilities as the Company's Chief Financial Officer and Secretary. Accordingly, Mr. Wyandt was awarded 30,000 options during Fiscal 1996 as a bonus in compensation for the added responsibilities he has undertaken and his performance in guiding the Company through its restructuring process.

         Compensation Committee.  Luther A. Henderson, William L. Hoese.

Employment Agreements

         The Company has entered into Employment Agreements with Mr. Arjun C. Waney and Mr. Steven P. Wyandt, effective as of May 9, 1995. The Agreements for each are substantially similar in form. Pursuant to the Agreements, Mr. Waney will serve as Chairman of the Company and Mr. Wyandt will serve as President of the Company. The Agreements provide for a base annual salary of $250,000 and $180,000, respectively for each of Messrs. Waney and Wyandt, or a higher amount as the Board of Directors may determine. However, in light of the Company's recent restructuring, Mr. Waney took a voluntary base salary cut in Fiscal 1996 and has agreed to a base salary cut to $100,000 in Fiscal 1997.

         In addition to base salary, each executive officer is entitled to a bonus under certain conditions. Effective August, 1996, the Employment Agreements were amended to provide that for fiscal year 1996, each will be paid a bonus in an amount not less than 7.82% of the excess of the pretax book income of the Company (exclusive of the bonus) over $750,382. The same formula applies for the bonuses for fiscal years ending 1997 and 1998, however, $895,618 is substituted for $750,382. Both Messrs. Waney and Wyandt waived the bonuses they would be entitled to under the Employment Agreements in fiscal 1996, in favor of providing a profit sharing allocation for all employees into the Company's Retirement Savings Plan. Under this arrangement, Mr. Waney did not receive any bonus compensation for fiscal year 1996. Mr. Wyandt received a profit sharing allocation into his Retirement Savings Plan in the amount of $13,500.

         The Agreements expire on August 31, 1998. In the event that the Company liquidates after Fiscal 1996, the executives will receive an additional one year salary. In the event the executives are terminated without cause, the executives will receive the salary remaining through the end of the term of the Employment Agreement, a pro rata portion of his bonus and continuation of certain employee benefits.

                                PERFORMANCE GRAPH

         The following graph compares the performance of the Company for the five-year period ending August 31, 1996 with the performance of the NASDAQ market index and the average performance of companies consisting of the Dow Jones Clothing and Fabrics group, which for this year numbered 106 companies, which group is published by Media General Financial Services. The index reflects reinvested dividends and is weighted by the sum of the closing price times the shares outstanding divided by the total shares outstanding for the group.


                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG NITCHES, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

COMPANY                                                      FISCAL YEAR ENDING
----------------------------------------------------------------------------------------------------------
                                     1992           1993            1994            1995           1996
                                --------------------------------------------------------------------------
Nitches, Inc.                       105.68          72.67           39.68          64.48          90.52

Industry Index                      123.73         121.55          118.51          123.03         140.56

Broad Market                        101.69         132.39          144.65          172.11         193.26

                      ASSUMES $100 INVESTED ON SEP. 1, 1991
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING AUG. 31, 1996

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of October 31, 1996, certain information with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (b) each of the Company's directors and (c) all directors and officers as a group. Except as noted below, to the best of the Company's knowledge, each of such persons has sole voting and investment power with respect to the shares beneficially owned.

         NAME AND ADDRESS OF
         BENEFICIAL OWNER                                 SHARES                      PERCENT OF CLASS
         ----------------                                 ------                      ----------------
         Arjun C. Waney(1)                                 247,723                           20.22%
         10280 Camino Santa Fe
         San Diego, CA 92121

         Grace & White, Inc.(2)                            126,228                           10.43%
         515 Madison Avenue, Suite 1700
         New York, NY  10022

         Luther A. Henderson(3)                            100,986                            8.24%
         5608 Malvey Ave., #104A
         Ft. Worth, TX 76107

         Steven P. Wyandt(4)                                71,335                            5.57%
         10280 Camino Santa Fe
         San Diego, CA 92121

         Eugene B. Price II(5)                              36,782                            3.00%
         10280 Camino Santa Fe
         San Diego, CA 92121

         William L. Hoese(5)                                16,000                            1.31%
         2800 West Higgins Road, Suite 805
         Hoffman Estates, IL 60195

         All directors and current                         472,826                           35.24%
         officers as a group (5 persons)(6)

---------------------

1 Includes 3,648 shares held in a trust for the benefit of Mr. Waney's daughter and 15,000 shares which are issuable upon the exercise of outstanding stock options.

2 Based upon filings with the NASDAQ at June 30, 1996. Those filings indicate that Grace & White, Inc. does not have voting authority over any of the shares held in its name.

3 85,986 of the shares attributed to Mr. Henderson are held in the name of Pirvest, Inc., a corporation in which Mr. Henderson owns 100% of the outstanding common stock. Also includes 15,000 shares issuable upon the exercise of outstanding stock options.

4 Includes 71,335 shares issuable upon the exercise of outstanding stock options.

5 Includes 15,000 shares which are issuable upon the exercise of outstanding stock options.

6 This number includes 131,335 shares as to which certain officers have the right to acquire beneficial ownership by exercising options which were granted pursuant to the Plans.


                              CERTAIN TRANSACTIONS

         The Company leases a 30,000 square foot warehouse and administrative office building, a building owned by Kuma Sport, Inc., a California corporation. Arjun C. Waney, Chairman of the Company is a 40% shareholder of Kuma Sport, Inc. Mr. Waney has also guaranteed payments on a SBA loan which encumbers the Kuma Sport, Inc. warehouse. The Company leases the facilities on a month-to-month basis at a rent of $15,000 per month, which it believes is consistent with the fair market rental value of the facility.

         Certain employees of Kuma Sport, Inc. also perform warehouse and related services for the Company at the facilities. The Company reimburses Kuma Sport, Inc. for such services at rates which the Company believes are consistent with rates that are generally available from third party providers in the industry.

         Kuma Sport, Inc. was a manufacturer and importer of athletic jogging suits. During fiscal 1996, the Company acquired certain assets from, and took over the business operations of Kuma Sport, Inc. In that transaction the Company acquired the customer list, goodwill, inventory, and backlog of Kuma Sport, Inc. and a license to use certain trade names and trademarks. The Company did not pay any consideration for those assets and did not assume any liabilities of Kuma Sport, Inc. The acquisition of this business did not impact the lease of warehouse and office space, or the hiring of warehouse services from Kuma Sport, Inc. as set forth above.


                      RATIFICATION OF SELECTION OF AUDITORS

         Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Deloitte & Touche, LLP, independent certified public accountants, to serve as auditors for the fiscal year ended August 31, 1997. A representative of Deloitte & Touche, LLP will be present at the shareholders' meeting and will have the opportunity to make a statement if he or she desires to do so. Further, the representative of Deloitte & Touche, LLP will be available to respond to appropriate questions.

         The Board of Directors recommends that shareholders vote "FOR" this proposal.

                                   OTHER ITEMS

         THE COMPANY, ON WRITTEN REQUEST OF ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, SHALL PROVIDE, WITHOUT CHARGE TO SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO), REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS SHOULD BE DIRECTED TO:

                                  NITCHES, INC.
                              10280 CAMINO SANTA FE
                           SAN DIEGO, CALIFORNIA 92121
                           ATTENTION: STEVEN P. WYANDT

                                       By Order of the Board of Directors


                                       /s/ Steven P Wyandt
                                       ----------------------------------------
                                       Steven P. Wyandt, President
San Diego, California
November 16, 1996

                                 NITCHES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          WEDNESDAY, DECEMBER 18, 1996

    The undersigned hereby appoints Steven P. Wyandt his and/or her proxy with full power of substitution, to vote all of the stock of Nitches, Inc. the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Nitches, Inc. to be held at 4:30 p.m. Pacific Standard Time, on Wednesday, December 18, 1996, or at any adjournment thereof, at 10280 Camino Santa Fe, San Diego, California.

The undersigned instructs that the shares of the undersigned be voted as follows:

1.  Election of Directors.  [ ]  FOR all nominees listed below             [ ]  WITHHOLD AUTHORITY to vote
                                 (except as marked to the contrary              for all nominees listed below.
                                 below).

    Arjun C. Waney, Steven P. Wyandt, Luther A. Henderson, William L. Hoese,
                               Eugene B. Price II

   (Instructions: To withhold authority for an individual nominee, write the nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Ratification of the Selection of Deloitte & Touche LLP as Auditors for Fiscal Year 1997.

                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. The undersigned confers upon the proxy discretion to act upon all other matters that may properly be brought before the annual meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN, BUT IF NO CONTRARY DIRECTION IS MADE IT WILL BE VOTED FOR PROPOSALS 1 AND 2.
                     (Please sign and date on reverse side)

                          (Continued from other side)

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated November 16, 1996.

                                             Dated:              , 1996

                                             -----------------------------------
                                                  SIGNATURE OF SHAREHOLDER

                                             -----------------------------------
                                                  SIGNATURE OF SHAREHOLDER

                                             NOTE: Please sign, date and return
                                             in the enclosed business reply
                                             envelope. Signatures must
                                             correspond with the name(s) shown
                                             on the attached label. Each joint
                                             owner should sign; executors,
                                             administrators, trustees, and other
                                             persons signing in representative
                                             capacity should give full titles.